UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2008

DIGITAL ANGEL CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 VILLAUME AVENUE SOUTH ST. PAUL, MINNESOTA	55075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 651-455-1621

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2008, Digital Angel Corporation (“Company”) entered into a Stock Purchase Agreement (“Stock Purchase Agreement”) with R&R Consulting Partners, LLC, a company controlled by Scott Silverman, and Scott Silverman, a past executive officer and director of the Company and VeriChip Corporation and the current Chairman of the Board of VeriChip, (collectively, the “Stock Buyers”), whereby the Company sold all 5,355,556 shares of VeriChip it owned to the Stock Buyers for $750,000 in cash. The stock sold was approximately 45.6% of VeriChip’s issued and outstanding shares of common stock. The proceeds from the sale, less expenses, were used for debt repayment.

In addition, the Company and Destron Fearing Corporation, the Company’s wholly-owned subsidiary, entered into an Asset Purchase Agreement with VeriChip Corporation (“Asset Purchase Agreement”), whereby VeriChip acquired certain assets used or useful in the operation of the business of human-implantable passive radio-frequency products (“Human RFID Business”) in exchange for $500,000 in cash. Under this agreement, among other things, VeriChip was assigned certain patents, obtained the right not to be sued by the Company for use of certain other patents held by the Company, was granted a license to use certain trade secrets and business know-how related to the Human RFID Business and was assigned the Company’s rights in the Glucose Sensor Development Agreement dated January 1, 2008 between the Company, VeriChip and Receptors, LLC. The proceeds from the sale, less expenses, were used for debt repayment.

Pursuant to the terms of the Asset Purchase Agreement, Joseph J. Grillo, the Company’s Chief Executive Officer and President, resigned as the Chairman of the Board of Directors of VeriChip. In addition, several agreements were terminated including the 2006 Tax Allocation Agreement dated as of December 21, 2006 between the Company and VeriChip, the Letter Agreements dated May 15, 2008 and December 17, 2007 between the Company and VeriChip and the Amended and Restated Supply, License and Development Agreement dated as of December 27, 2005, as amended, between Destron Fearing and VeriChip.

In connection with these transactions, the Company entered into a sublease with IFTH Acquisition Corp., formerly known as InfoTech USA, Inc. and a former affiliate of the Company, whereby IFTH subleased from the Company the property located in Delray Beach, FL, the previous location of the Company’s headquarters, and purchased lease prepayments made by the Company for $157,250 in cash. Blue Moon Energy Partners, LLC, which is managed by Scott Silverman and William J. Caragol, a current executive officer of VeriChip, is a majority owner of IFTH Acquisition Corp. On November 14, 2008, the Company also entered into a purchase order with VeriChip to acquire certain inventory related to the Human RFID Business for approximately $161,500 in cash. The proceeds from these two transactions will be used for working capital.

The foregoing descriptions of the Stock Purchase Agreement and Asset Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the transactional documents, copies of which are filed as Exhibits 10.1 and 10.2, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

On November 13, 2008, the Company issued a press release regarding these transactions. A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 1.02 Termination of a Material Definitive Agreement.

Pursuant to the Asset Purchase Agreement, the Amended and Restated Supply, License and Development Agreement dated as of December 27, 2005, as amended, between Destron Fearing and VeriChip was terminated on November 12, 2008. Under the terms of this agreement, Destron Fearing was obligated to manufacture and supply certain developed products to VeriChip and VeriChip was obligated to purchase a minimum amount of developed products per year. Information set forth in Item 1.01 provides additional information on the Asset Purchase Agreement and is incorporated by reference herein.

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated by reference herein.

The terms of the Stock Purchase Agreement were negotiated between certain of the Company’s executive officers and certain executive officers of R&R Consulting Partners, LLC and Scott Silverman.  In determining the value of the VeriChip common stock, the Company considered the current market price, the lack of liquidity, the closely-held ownership and other market conditions surrounding the VeriChip common stock, including Nasdaq’s notice to VeriChip of its noncompliance with Nasdaq’s requirements for continued listing, VeriChip’s future business prospects following the sale of the Xmark Corporation business and the current general economic environment. The terms of the Asset Purchase Agreement were negotiated between certain of the Company’s executive officers and certain executive officers of VeriChip.  In determining the value of these assets, the Company considered the historical amounts it had incurred for the development of the assets, the additional investment required for the assets to have market viability in the future, its belief that the assets were no longer part of the Company’s long-term strategic plans and the nature of the assets, which were specific to VeriChip’s business.  The terms of the sub-lease were negotiated between the parties and were based upon an estimate of the current office space rental market in the South Florida area  Accordingly, the Company believes that it negotiated the best terms and conditions under the circumstances. However, these prices are not necessarily indicative of the prices that may have been negotiated by independent third parties.

Unaudited pro forma condensed financial information showing how the disposition of assets might have affected the historical consolidated financial statements of the Company if the disposition had been consummated on September 30, 2008 are filed herewith as Exhibit 99.2.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

99.2	Unaudited Pro forma condensed financial data

(d) Exhibits.

99.1	Press Release dated November 13, 2008

10.1	Stock Purchase Agreement dated November 12, 2008 between Digital Angel Corporation, Scott Silverman and R&R Consulting Partners, LLC.

10.2	Asset Purchase Agreement dated November 12, 2008 between Digital Angel Corporation and VeriChip Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION
Date: November 18, 2008
	By:	/s/ Lorraine M. Breece

Name: Lorraine M. Breece
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit	Page

99.1	Press Release dated November 13, 2008

99.2	Unaudited Pro forma condensed financial data

10.1	Stock Purchase Agreement dated November 12, 2008 between Digital Angel Corporation, Scott Silverman and R&R Consulting Partners, LLC.

10.2	Asset Purchase Agreement dated November 12, 2008 between Digital Angel Corporation and VeriChip Corporation.

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